Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	Exhibit 10.3 Page 1 of 3
2. AMENDMENT/MODIFICATION NO. Modification No. 0016	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO OS89056	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE	N/A
U.S. Dep't of Health and Human Services OS\ASPR\BARDA 330 Independence Ave., SW, Rm G640 Washington, D.C. 20201		See Block 6
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303
EMERGENT BIODEFENSE OPERATIONS LANS
3500 N MARTIN LUTHER KING JR BLVD #MI
LANSING 489062933
DUNS:  026489018
TIN:  38-3412788
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. Contract No. HHSO100200700037C
CODE: N/A	FACILITY CODE: N/A		10B. DATED (SEE ITEM 13) 09/25/2007
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) Appr. Yr. 2012 CAN: 1990001O.C. 26402Amount: $8,438,377.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes-Fixed Price (52.243-1)(Aug 1987); FAR 1.601-1 Authority and Mutual Agreement of the Parties.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐is NOT ☒is required to sign this document and return ONE (1) copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) [Description continues on the next page]
Purpose: See Page 2 FUNDS ALLOTED PRIOR TO MOD 16 $447,650,001.00 FUNDS ALLOTED WITH MOD 16 $8,438,377.00 TOTAL FUNDS ALLOTED $456,088,378.00 PERIOD OF PERFORMANCE06/30/2012 TO 03/31/2016 (Changed)
15A. NAME AND TITLE OF SIGNER Daniel J. Abdun-Nabi, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER Darrick A. Early, Contracting Officer
15B. CONTRACTOR/OFFEROR BY /s/ Daniel Abdun-Nabi (Signature of person authorized to sign)	15C. DATE SIGNED 31 May 2012	16B. UNITED STATES OF AMERICA BY /s/ Darrick A. Early (Signature of Contracting Officer)	16C. DATE SIGNED 1 Jun 2012
NSN 7540-01-152-8070 Previous Edition Unusable		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

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EMERGENT BIODEFENSE OPERATIONS Contract No. HHSO100200700037C
Modification No. 0016 Block 14 Continuation SheetPage of 3
SF 30 Block 14 Continuation Sheet
This Modification No. 0016 (the "Mod 16") to Contract No. HHSO100200700037C (the "Contract"), as modified to the date of Mod 16, is entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, by and between the United States of America, which is represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority ("BARDA") and Emergent BioDefense Operations Lansing LLC ("EBOL"), hereinafter referred to individually as a "Party" or jointly as the "Parties" who agree to be bound by the terms and conditions hereof.
In consideration of the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is acknowledged, each Party, intending to be legally bound, hereby agrees as follows.
1.      Contract Section B.4. Prices is revised as follows:
a.      CLIN 0008 is removed in its entirety
b.      CLIN 0015 is added to Section B.4. Prices as follows.
CLIN 0015	FFP	PEP Milestone #4	Dates*	$8,438,377
*Delivery dates and corresponding prices are detailed in the table below. Payment (invoicing) for work under CLIN 0015 will be subject to completion of the follow milestones. Completion of the milestones shall be evidenced by the submission of a report or notification by the Contractor subject to acceptance by the Contracting Officer in accordance with Section F.3.f.
Payment Milestones
Requirement	Delivery Date	Price
Submission of FSR for [**]	[**]	[**]
Submission of FSR for [**]	[**]	[**]
First Subject First Visit, [**]	[**]	[**]
Submission of FSR [**]	[**]	[**]
c.      Section F.3.f. is added as follows:
The following deliverables and/or notification are applicable to CLIN 0015:
Milestone #4a - Submission of FSR for [**]
Milestone #4b - Submission of FSR for [**]
Milestone #4c - Notification of the [**]
Milestone #4d - Submission of FSR for [**]
2.	This Modification changes CLIN 0009 in Section B.4 as represented in Section F.3.b. changing the date of Contract Milestone #5-Submission of FSR [**] and replaces the date with [**].
3.	This Modification changes CLIN 0010 in Section B.4 as represented in Section F.3 b. changing the date of Contract Milestone # 6- Submission of BLA, [**] and replaces the date with [**].
4	This Modification changes CLIN 0011 Section B.4 as represented Section F.3 b. changing the date of Contract Milestone # 7- FDA Approval, [**] and replaces the date with [**].
0010	6	Submission of BLA	[**]	[**]
0011	7	FDA Approval	[**]	[**]
5.	Contract Section B.5.Advanced Understandings, Paragraph G is revised to include the following:
The Government shall have unlimited rights in data first produced from the work produced under CLIN 0015 which this Mod 16 is funding.
6.	Contract Section F.1. is revised as follows:
The base period of performance of this contract is September 25, 2007 - March 31, 2016.
7.	Contract Section H.7. Incorporation of Technical Proposal, is revised to include the following:
Contractor's revised supplemental proposal dated May 25, 2012 is hereby incorporated by reference. Any revisions to the supplemental proposal that would significantly alter the technical approach must be approved in writing by the Contracting Officer.
8.	This Modification removes [**], as a Key Personnel on the Contract and replaces him with [**].
Each Party represents and warrants to the other Party that Mod 16's terms, conditions, and forms of expressions were negotiated and bargained by and between the Parties. Except for the Contract changes effectuated by Mod 16, each Contract term and condition survives Mod 16 unaltered, unaffected and in full force and effect.
[End of Modification No. 0016 and the remainder of this page intentionally left blank]
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